WISDOMTREE TRUST

Supplement dated April 20, 2015

to the currently effective

Summary Prospectus, Statutory Prospectus and

Statement of Additional Information (“SAI”) for the

WisdomTree China Dividend ex-Financials Fund

IMPORTANT NOTICE REGARDING CHANGE IN NAME,

OBJECTIVE AND INDEX

The following information supplements and should be read in conjunction with the Prospectuses and SAI listed above for the WisdomTree China Dividend ex-Financials Fund (the “Fund”). The following changes will take effect for the Fund on or around June 24, 2015:

	Current	Effective on or around June 24, 2015
Fund Name	WisdomTree China Dividend ex-Financials Fund	WisdomTree China ex-State-Owned Enterprises Fund
Fund Ticker	CHXF	CXSE
Objective	Seeks to track the price and yield performance, before fees and expenses, of the WisdomTree China Dividend ex-Financials Index.	Seeks to track the price and yield performance, before fees and expenses, of the WisdomTree China ex-State-Owned Enterprises Index.
Index	The WisdomTree China Dividend ex-Financials Index measures the performance of Chinese dividend paying stocks outside of the financial sector. The Index consists of the ten largest stocks in each sector of the Chinese economy, except the financial sector, selected from a universe of Chinese companies with at least $1 billion in float-adjusted market capitalization. The Index is weighted based on dividends paid over the prior annual cycle.	The WisdomTree China ex-State-Owned Enterprises Index measures the performance of Chinese stocks that are not state-owned enterprises. State-owned enterprises are defined as companies with over 20% government ownership. The Index consists of stocks selected from a universe of Chinese companies with at least $200 million of float-adjusted market capitalization. The Index is a float-adjusted market capitalization weighted index.
Expense Ratio	0.63%	0.63%, which will be reduced to 0.53% through July 31, 2016 after a contractual fee waiver of 0.10% (exclusive of any fees or expenses not paid by the Fund’s adviser, WisdomTree Asset Management, Inc., under the advisory agreement and exclusive of acquired fund fees and expenses).
Principal Sector Risks	Energy and Industrials	Consumer Discretionary, Financials and Technology

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-002-0415